Exhibit 10.1

15 October 2026

Attention: Frank Poullas

Ryzon Materials Limited

Suite 11.01, 1 Castlereagh Street

Sydney NSW 2000 Australia

By email to: info@ryzon.au

Dear Frank

Sow Good Inc. – Share Purchase Agreement – Extension Letter

Sow Good Inc. (Sow Good) refers to the Share Purchase Agreement between SOWG Tanzania Inc. (Buyer), Sow Good, Ryzon Materials Limited (ACN 115 111 763) (Seller), Uranex ESIP Pty Limited, Uranex Tanzania Limited and Magnis Technologies (Tanzania) Limited dated 20 April 2026, as amended (SPA).

Capitalised terms used, but not defined, in this letter deed (Letter) have the meaning ascribed to them in the SPA.

The purpose of this Letter is to extend the Sunset Date under the SPA by fifteen (15) calendar days (being until 30 October 2026).

By this Letter, in accordance with clause 15.7 of the SPA, the SPA is amended by replacing the definition of the term ‘Sunset Date’ in clause 1.1 in its entirety with the following new definition:

“Sunset Date means 30 October 2026 (or such later date as is agreed in writing between the Buyer and the Seller).”

Where there is any inconsistency between the terms of this Letter and the SPA, this Letter prevails to the extent of the inconsistency.

Except as modified by this Letter, the SPA continues in full force and effect and the Parties hereby confirm their respective obligations, covenants, rights, powers and duties pursuant to the SPA, as modified or varied by this Letter.

If the Parties are agreeable to the terms of this Letter, we would be grateful if you could please sign and return a signed, scanned copy of this Letter to Sow Good at sgoldberg@sowgoodinc.com.

Should you have any queries in relation to this Letter, please contact Sam Goldberg at the email set out above.

Yours faithfully,

/s/ Sam Goldberg
Sam Goldberg
Chief Executive Officer
Sow Good Inc.

Executed as a deed on 2026

BUYER

Executed by SOWG Tanzania Inc. in accordance with its constituent documents and the laws of its place of incorporation:

/s/ Sam Goldberg
Signature of Authorised Representative

Sam Goldberg
Full Name (please print)

SOW GOOD:

Executed by Sow Good Inc. in accordance with its constituent documents and the laws of its place of incorporation:

/s/ Sam Goldberg
Signature of Authorised Representative

Sam Goldberg
Full Name (please print)

SELLER:

Executed by Ryzon Materials Limited (ACN 115 111 763) in accordance with section 127(1) of the Corporations Act 2001 (Cth) by:

/s/ Frank Poullas	/s/ Jonathan Reynolds
Signature of Director	Signature of Secretary

Frank Poullas	Jonathan Reynolds
Full Name (please print)	Full Name (please print)

URANEX:

Executed by Uranex Tanzania Limited in accordance with its constituent documents and the laws of its place of incorporation:

/s/ Frank Poullas	/s/ Jonathan Reynolds
Signature of Authorised Representative	Signature of Authorised Representative

Frank Poullas	Jonathan Reynolds
Full Name (please print)	Full Name (please print)

MAGNIS TECH:

Executed by Magnis Technologies (Tanzania) Limited in accordance with its constituent documents and the laws of its place of incorporation:

/s/ Frank Poullas	/s/ Jonathan Reynolds
Signature of Authorised Representative	Signature of Authorised Representative

Frank Poullas	Jonathan Reynolds
Full Name (please print)	Full Name (please print)

URANEX ESIP:

Executed by Uranex ESIP Pty Ltd (ACN 122 239 070) in accordance with section 127(1) of the Corporations Act 2001 (Cth) by:

/s/ Frank Poullas	/s/ Jonathan Reynolds
Signature of Director	Signature of Secretary

Frank Poullas	Jonathan Reynolds
Full Name (please print)	Full Name (please print)

3